                               AMENDMENT NO. 1 TO

                   MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS)

         THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS) is
made as of the 1st day of August, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies")
and American Century Investment Management, Inc., a Delaware corporation (the
"Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the American Century Quantitative Equity Funds and the
Investment Manager are parties to a certain Management Agreement (Investor
Class) dated August 1, 1997 ("Agreement"); and

         WHEREAS, American Century Investment Trust has added a new series,
Diversified Bond Fund; and

         WHEREAS, American Century Investment Trust desires to become a party to the Agreement; and

         WHEREAS, some of the funds have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to add American
Century Investment Trust, the new series and to reflect the name changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

         1.       Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2.       After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment
                  No. 1.

         3.       In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         4.       Except as expressly supplemented, amended or consented to
                  hereby, all of the representations, warranties, terms,
                  covenants and conditions of the Agreement shall remain
                  unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each

                                    Attest: ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each

                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.

                                    By:  ______________________________
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President

                                    Attest: ______________________________
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                Date
---------------------------------------                                ----

American Century Quantitative Equity Funds
         Equity Growth Fund                                       August 1, 1997
         Income & Growth Fund                                     August 1, 1997
         Small Cap Quantitative Fund                              July 1, 1998

American Century Investment Trust
         Diversified Bond Fund                                    August 1, 2001

Dated:  August 1, 2001

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Bond Funds                          Diversified Bond Fund

Investment Category                 Series
-------------------                 ------

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund

Investment Category                 Series
-------------------                 ------

Money Market Funds                  none

Dated:  August 1, 2001

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2500%
                  Next $1 billion                    0.2070%
                  Next $3 billion                    0.1660%
                  Next $5 billion                    0.1490%
                  Next $15 billion                   0.1380%
                  Next $25 billion                   0.1375%
                  Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2700%
                  Next $1 billion                    0.2270%
                  Next $3 billion                    0.1860%
                  Next $5 billion                    0.1690%
                  Next $15 billion                   0.1580%
                  Next $25 billion                   0.1575%
                  Thereafter                         0.1570%

                                Schedule 3 Funds:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3700%
                  Next $1 billion                    0.3270%
                  Next $3 billion                    0.2860%
                  Next $5 billion                    0.2690%
                  Next $15 billion                   0.2580%
                  Next $25 billion                   0.2575%
                  Thereafter                         0.2570%

                                Schedule 4 Funds:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2300%
                  Next $1 billion                    0.1870%
                  Next $3 billion                    0.1460%
                  Next $5 billion                    0.1290%
                  Next $15 billion                   0.1180%
                  Next $25 billion                   0.1175%
                  Thereafter                         0.1170%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2800%
                   Next $1 billion                    0.2280%
                   Next $3 billion                    0.1980%
                   Next $5 billion                    0.1780%
                   Next $15 billion                   0.1650%
                   Next $25 billion                   0.1630%
                   Thereafter                         0.1625%

                                Schedule 2 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3100%
                   Next $1 billion                    0.2580%
                   Next $3 billion                    0.2280%
                   Next $5 billion                    0.2080%
                   Next $15 billion                   0.1950%
                   Next $25 billion                   0.1930%
                   Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3600%
                   Next $1 billion                    0.3080%
                   Next $3 billion                    0.2780%
                   Next $5 billion                    0.2580%
                   Next $15 billion                   0.2450%
                   Next $25 billion                   0.2430%
                   Thereafter                         0.2425%

                                Schedule 4 Funds:
                              Diversified Bond Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.6100%
                   Next $1 billion                    0.5580%
                   Next $3 billion                    0.5280%
                   Next $5 billion                    0.5080%
                   Next $15 billion                   0.4950%
                   Next $25 billion                   0.4930%
                   Thereafter                         0.4925%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.4100%
                 Next $1 billion                    0.3580%
                 Next $3 billion                    0.3280%
                 Next $5 billion                    0.3080%
                 Next $15 billion                   0.2950%
                 Next $25 billion                   0.2930%
                 Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.6600%
                 Next $1 billion                    0.6080%
                 Next $3 billion                    0.5780%
                 Next $5 billion                    0.5580%
                 Next $15 billion                   0.5450%
                 Next $25 billion                   0.5430%
                 Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                              Income & Growth Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.5200%
                  Next $5 billion                    0.4600%
                  Next $15 billion                   0.4160%
                  Next $25 billion                   0.3690%
                  Next $50 billion                   0.3420%
                  Next $150 billion                  0.3390%
                  Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.7200%
                  Next $5 billion                    0.6600%
                  Next $15 billion                   0.6160%
                  Next $25 billion                   0.5690%
                  Next $50 billion                   0.5420%
                  Next $150 billion                  0.5390%
                  Thereafter                         0.5380%

Dated:  August 1, 2001

                                    Exhibit D

                              Complex Fee Schedule

                  Complex Assets                     Fee Rate
                  --------------                     --------
                  First $2.5 billion                 0.1100%
                  Next $7.5 billion                  0.13000%
                  Next $15.0 billion                 0.0985%
                  Next $25.0 billion                 0.0970%
                  Next $50.0 billion                 0.0960%
                  Next $100.0 billion                0.0950%
                  Next $100.0 billion                0.0940%
                  Next $200.0 billion                0.0930%
                  Next $250.0 billion                0.0920%
                  Next $500.0 billion                0.0910%
                  Thereafter                         0.0900%

Dated:  August 1, 2001